               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                              AIM Growth Series
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                (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

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   2) Aggregate number of securities to which transaction applies:

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   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   4) Proposed maximum aggregate value of transaction:

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Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

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

                              AIM BASIC VALUE FUND

                        SPECIAL MEETING OF SHAREHOLDERS

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

DEAR SHAREHOLDER:

     As you are aware, the Fund currently seeks to achieve its investment objective of long-term growth of capital by investing all of its investable assets in the Value Portfolio ("Portfolio"), a series portfolio of Growth Portfolio, a Delaware business trust. The Board of Trustees (the "Board") of AIM Growth Series (the "Trust"), a Delaware business trust, has voted to simplify the structure of the Fund, a series portfolio of the Trust. Under the restructuring proposed by A I M Advisors, Inc. ("AIM"), the Fund would invest directly in the securities in which the Portfolio invests.

     The Board and AIM believe that the proposed restructuring would benefit the Fund and its shareholders by promoting greater administrative efficiency. In order to implement the restructuring, shareholders must approve an investment advisory agreement for the Fund. Shareholders will also be asked to approve changes to the Fund's fundamental investment restrictions and making the Fund's investment objective non-fundamental and ratify the selection of independent public accountants.

     Accordingly, a special meeting of shareholders (the "Meeting") will be held on May 31, 2000. Attached are the Notice and Proxy Statement for the Meeting which describe the proposals on which you are being asked to vote. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THESE PROPOSALS.

     If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify the Trust by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     Your vote is important. Please take a moment now to sign and return your proxy card(s) in the enclosed postage-paid envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. Thank you for your cooperation and continued support. You may also vote your shares on the Internet at the Fund's website at http://www.aimfunds.com by following instructions that appear on the enclosed proxy insert.

                                                     Sincerely,
                                                     /s/ ROBERT H. GRAHAM
                                                     Robert H. Graham
                                                     Chairman and President

April 25, 2000

                              AIM BASIC VALUE FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 31, 2000

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

TO THE SHAREHOLDERS:

     Notice is hereby given that a special meeting of shareholders (the "Meeting") of AIM Basic Value Fund (the "Fund"), an investment portfolio of AIM Growth Series will be held at 11 Greenway Plaza, Suite 100, Houston, Texas 77046, on May 31, 2000, at 3:00 p.m., Central time, for the following purposes:

(1) To approve a new investment advisory agreement for the Fund;

(2) To approve changing the fundamental investment restrictions of the Fund;

(3) To approve changing the investment objective of the Fund so that it is non-fundamental;

(4) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the Fund for the fiscal year ending in 2000; and

(5) To transact such other business as may properly come before the Meeting.

     Shareholders of record at the close of business on April 3, 2000, are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Whether or not you attend the Meeting, we urge you to PROMPTLY COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD, so that a quorum will be present and a maximum number of shares may be voted.

                                                  By Order of the Board,

                                                  /s/ SAMUEL D. SIRKO

                                                  Samuel D. Sirko
                                                  Secretary

April 25, 2000

YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                                PROXY STATEMENT

                              AIM BASIC VALUE FUND

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
                           Toll Free: (800) 454-0327
--------------------------------------------------------------------------------
                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2000
--------------------------------------------------------------------------------

     This Proxy Statement is being furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees (the "Board") of AIM Growth Series (the "Trust"), a Delaware business trust. These proxies are to be used at the special meeting of shareholders and at any adjournment thereof (the "Meeting") to be held at the offices of the Trust at 11 Greenway Plaza, Suite 100, Houston, Texas 77046, on May 31, 2000, at 3:00 p.m., Central time. Only shareholders of record at the close of business on April 3, 2000 (the "Record Date"), are entitled to notice of and to vote at the Meeting. Copies of this Proxy Statement and the accompanying materials will first be mailed to shareholders on or about April 25, 2000.

     AIM Basic Value Fund (the "Fund") is a series of the Trust. The Fund has three classes of shares, but for simplicity and clarity, all classes of shares of beneficial interest in the Fund are referred to as "shares." Each outstanding full share of the Fund is entitled to one vote, and each outstanding fractional share of the Fund is entitled to a proportionate share of one vote, with respect to each proposal to be voted upon by the shareholders. Information about the vote necessary to approve a proposal is discussed below in connection with the proposal.

     If the accompanying proxy card is properly executed and returned by a shareholder in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. Executed proxies that are unmarked will be voted in accordance with the recommendation of your Board as to all proposals described in this Proxy Statement; and, at the discretion of the proxyholders, on any other matter that may properly have come before the Meeting. Any proxy given pursuant to this solicitation may be revoked at any time before its exercise by giving written notice to the Secretary of the Trust or by the issuance of a subsequent proxy. To be effective, such revocation must be received by the Secretary of the Trust prior to the Meeting. In addition, a shareholder may revoke a proxy by attending the Meeting and voting in person. The solicitation of proxies will be made primarily by mail but also may be made by telephone, facsimile, the Internet or personal interview. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions.

     The presence in person or by proxy of shareholders of the Fund entitled to cast one third of all the votes entitled to be cast at the Meeting shall constitute a quorum at the Meeting. If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve any of the proposals described in the Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any proposal or for or against any adjournment to permit further solicitation of proxies. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. In addition, abstentions and broker non-votes will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     There were 7,826,151.392 outstanding shares of the Fund as of the Record Date. To the knowledge of the Trust's management, as of the Record Date, there were no beneficial owners of 5% or more of the outstanding shares of any class of the Fund, except as indicated in Exhibit C.

                                   BACKGROUND

     The Fund currently seeks to achieve its investment objective of long-term growth of capital by investing all of its investable assets in Value Portfolio (the "Portfolio"), a series of Growth Portfolio, a Delaware business trust. The Portfolio has the same investment objective as the Fund. Under normal market conditions, the Portfolio normally invests at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors. The Portfolio may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities, and high-quality money market instruments, all of which are issued by U.S. issuers. It may also invest up to 25% of its total assets in foreign securities.

     In managing the Portfolio, the portfolio managers seek to identify those companies whose prospects and growth potential are undervalued by investors and that provide the potential for attractive returns. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of those factors materially change.

     AIM and the Board believe that restructuring the Fund would be beneficial to the Fund and its shareholders. Under the proposed restructuring, the Fund would redeem its investments in the Portfolio and would directly invest in the securities in which it currently indirectly invests by virtue of its interest in the Portfolio. Specifically, the master-feeder structure would be collapsed through a redemption by the Fund of its "interest" in the Portfolio. The Portfolio would distribute to the Fund all Portfolio assets (securities, cash, etc.) in a tax-free, in-kind distribution. The Portfolio would then be terminated. The Fund would be the single surviving entity and would hold the portfolio securities directly.

     The primary portfolio managers for the restructured Fund would be Bret W. Stanley, Evan G. Harrel and Matthew W. Seinsheimer; each currently serves as a portfolio manager of the Portfolio. Mr. Stanley has been portfolio manager for the Portfolio since 1998 and has been associated with A I M Advisors, Inc. ("AIM") and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc. Mr. Harrel has been portfolio manager for the Portfolio since 1998 and has been associated with AIM and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc. Mr. Seinsheimer has been portfolio manager for the Portfolio since 2000 and has been associated with AIM and/or its affiliates since 1998. From 1995 to 1998, he was portfolio manager for American Indemnity Company.

     The proposed restructuring would not involve any change to the Fund's name or investment objective. In order to effect the proposed restructuring, however, shareholders of the Fund must approve an investment advisory agreement between the Fund and AIM as described in this Proposal 1.

                  PROPOSAL NO. 1: APPROVAL OF A NEW INVESTMENT
                               ADVISORY AGREEMENT

BACKGROUND

     AIM currently serves as investment advisor and administrator to the Portfolio pursuant to the Investment Management and Administration Contract between the Portfolio and AIM dated May 29, 1998 ("current advisory agreement"). Because the Fund currently invests all of its investable assets in the Portfolio, AIM does not directly receive any investment advisory fee from the Fund. AIM does, however, receive investment advisory fees from the Portfolio in which the Fund invests. As a result, although the Fund does not directly pay AIM an advisory fee, it does so indirectly through its investments in the Portfolio.

     Under the proposed restructuring, AIM would directly manage the Fund's investments. To reflect that direct management, AIM has proposed an advisory agreement with the Fund ("proposed advisory agreement") that, among other things, would impose an advisory fee directly upon the Fund. The advisory fee would be calculated according to the same aggregate fee schedule for advisory and administrative services that applies to the Fund and the Portfolio. AIM would continue to serve as the Fund's administrator and accounting agent under a separate administration agreement. AIM affiliates would continue to serve as the Fund's transfer agent and distributor.

     A description of the proposed advisory agreement is provided below under "Primary Terms of the Proposed Advisory Agreement" and "Other Terms of the Proposed Advisory Agreement" sections. Such description is only a summary and is qualified by reference to the form of investment advisory agreement attached hereto as Exhibit A. A summary of the Board's considerations is provided below under "Board Considerations."

PRIMARY TERMS OF THE PROPOSED ADVISORY AGREEMENT

     Under the proposed advisory agreement, AIM would directly manage the Fund's portfolio. Specifically, AIM would, among other things, supervise all aspects of the operations of the Fund, perform research and analysis for the Fund on pertinent information about significant developments and economic, statistical and financial data; determine which issuers and securities would be represented in the Fund's investment portfolio; and formulate and implement continuing programs for the purchases and sales of the securities.

     The following table shows the proposed advisory fee structure for the Fund.

                                  ADVISORY FEE
                      (BASED ON AVERAGE DAILY NET ASSETS)
                      -----------------------------------
                       0.725% on the first $500 million;
                        0.70% on the next $500 million;
                        0.675% on the next $500 million;
                        and 0.65% on amounts thereafter.

     Under the proposed advisory agreement, all of the ordinary business expenses not specifically assumed by AIM incurred in the operations of the Fund and the offering of its shares shall be paid by the Fund. These expenses include but are not limited to:

     - brokerage commissions;

     - taxes;

     - legal;

     - accounting;

     - auditing;

     - governmental fees;

     - custodian, transfer agent, and shareholder service agent costs;

     - expenses of issue, sale, redemption, and repurchase of shares;

     - expenses of registering and qualifying shares for sale;

     - expenses relating to trustees and shareholder meetings;

     - the cost of preparing and distributing reports and notices to shareholders;

     - the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations; and

     - the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

                       EXPENSES BEFORE THE RESTRUCTURING

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                          CLASS A   CLASS B   CLASS C
                                                          -------   -------   -------
Management Fees.........................................    0.72%     0.72%     0.72%
Distribution and/or.....................................    0.35%     1.00%     1.00%
Service (12b-1) Fees Other Expenses.....................    0.64%     0.64%     0.64%
                                                           -----     -----     -----
     Total Annual Fund Operating Expenses...............    1.71%     2.36%     2.36%
Fee Waiver(1)...........................................   (0.02)%   (0.02)%   (0.02)%
Net Expenses............................................    1.69%     2.34%     2.34%

(1) The investment advisor reimbursed incremental expenses related to the master-feeder structure.

                   ESTIMATED EXPENSES AFTER THE RESTRUCTURING

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                          CLASS A   CLASS B   CLASS C
                                                          -------   -------   -------
Management Fees.........................................    0.72%     0.72%     0.72%
Distribution and/or.....................................    0.35%     1.00%     1.00%
Service (12b-1) Fees Other Expenses.....................    0.62%     0.62%     0.62%
                                                           -----     -----     -----
        Total Annual Fund Operating Expenses............    1.69%     2.34%     2.34%

     A table containing fee schedules of comparable mutual funds advised by AIM is attached hereto for your reference as Exhibit B.

OTHER TERMS OF THE PROPOSED ADVISORY AGREEMENT

     In performing its obligations under the proposed advisory agreement, AIM would be required to comply with all applicable laws. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors, or employees, AIM shall not be subject to liability to the Trust or to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     The proposed advisory agreement provides that, subject to the approval of the Board and the shareholders of the Fund, AIM may delegate any and all of its duties to a sub-adviser. AIM may also replace sub-advisers from time to time in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the Securities and Exchange Commission ("SEC") or with exemptive orders or other similar relief. If, in accordance with the laws, rules, interpretations, and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-adviser, it may do so solely upon approval of the Board.

     If the Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. AIM's compensation for advisory services rendered in connection with securities lending is included in the current advisory fee schedule. As compensation for the related administrative services AIM will provide, the Fund, as lender, shall pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fees, and will not terminate the waiver of such fees unless it has first proposed such termination to the Fund's Board and the Board has approved the termination of the waiver.

     The current advisory agreement provides that neither AIM nor the trustees or officers of the Trust owe an exclusive duty to the trust. The current advisory agreement expressly permits AIM to render investment advisory, administrative, and other services to other entities (including investment companies). The current advisory agreement also expressly permits the trustees and officers of the Trust to serve as partners, officers, directors, or trustees of other entities (including other investment advisory companies). AIM believes that the non-exclusivity provision in the current advisory agreement should be divided into two separate provisions: one dealing with AIM and the other dealing with officers and trustees of the Trust.

     The non-exclusivity provisions of the proposed advisory agreement are substantially similar to the provision in the current advisory agreement which provides that neither AIM nor the trustees or officers of the Trust owe an exclusive duty to the Trust. Further, AIM may render investment advisory, administrative, and other services to other entities (including investment companies) and trustees and officers of the Trust may serve as partners, officers, directors, or trustees of other entities (including other investment advisory companies). However, the proposed advisory agreement explicitly states that the Trust recognizes that AIM's obligations to other clients may adversely affect the Trust's ability to participate in certain investment opportunities. The proposed advisory agreement also explicitly states that AIM, in its sole discretion, shall be entitled to determine the allocation of investment opportunities among the investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an AIM fund) and other clients in accordance with a policy that AIM believes to be equitable.

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations, and exemptions.

     The proposed advisory agreement may be terminated at any time without penalty by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to AIM. The proposed advisory agreement will terminate automatically in the event of any assignment, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The proposed advisory agreement continues automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the independent Board members (as defined below), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

BOARD CONSIDERATIONS

     At a meeting with the Board held on March 14, 2000, AIM described the anticipated effects of the restructuring on the Fund. In connection with its review of the proposed restructuring, the Board considered the potential gains in the form of administrative efficiencies and ongoing cost savings as a result of the restructuring against the cost of effecting the restructuring.

     The Board also evaluated the proposed advisory agreement and the qualifications of AIM as investment adviser. The Board considered that the proposed advisory agreement, including the terms relating to the services to be provided and the fees and expenses payable by the Fund, are not materially different from the current advisory agreement for the Portfolio, except as described above. In approving the proposed advisory agreement, the Board took into account that, except for the establishment of a fee that is currently paid to AIM by the Fund indirectly through its investments in the Portfolio, the responsibility of the Fund for all ordinary operating expenses, and moving provisions for administration services into a separate administration agreement with AIM, there are no material differences between the provisions of the current advisory agreement and the proposed advisory agreement.

     In particular, the Board considered that, as the Fund is currently structured, the aggregate annual expense ratios (including the Fund's indirect pro rata share of the expenses of the Portfolio) of Class A, Class B, and Class C shares are 1.71%, 2.36%, and 2.36%, respectively, of the average daily net assets allocable to those classes of shares. The Board noted, however, that AIM reimbursed incremental expenses related to the master feeder structure so that the aggregate annual expense ratios of Class A, Class B, and Class C shares for the year ended December 31, 1999, were 1.69%, 2.34%, and 2.34%, respectively. The Board further considered that, under the proposed advisory agreement, the expense ratios of Class A, Class B, and Class C shares would decrease to 1.69%, 2.34%, and 2.34%, respectively.

     The Board reviewed the credentials and experience of the officers and employees of AIM who would provide investment advisory services to the Fund, and noted that the persons providing services to the Fund would not change if the new advisory agreement is approved by shareholders. The Board also considered the services to be supplied by AIM following the restructuring and the fees to be charged relative both to those now charged indirectly through the Portfolio and to those charged by AIM to other equity portfolios and Funds that it advises. (See Exhibit B). The Board considered each of the foregoing factors. Based upon these considerations, the Board, including its members who are not interested persons of the Fund (as that term is defined in the 1940 Act) ("independent Board members"), unanimously approved the proposed advisory agreement and recommended approval by the shareholders.

SHAREHOLDER APPROVAL REQUIREMENTS

     Approval of the proposed advisory agreement on behalf of the Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

            --------------------------------------------------------
              THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.
            --------------------------------------------------------

                   PROPOSAL NO. 2: APPROVAL OF CHANGES TO THE
                            FUNDAMENTAL RESTRICTIONS

BACKGROUND

     The Board proposes several changes to the fundamental investment restrictions of the Fund that are intended generally to promote uniformity with the fundamental restrictions of other AIM funds. The Board is asking you to vote on these changes because the investment restrictions described below are fundamental and shareholders must approve any change to such fundamental restrictions pursuant to the 1940 Act.

     The Board expects that you will benefit from these changes in a number of ways. The proposed uniform restrictions will provide the Fund with as much investment flexibility as is possible under the 1940 Act. The Board believes that eliminating the disparities among the various AIM Funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the Fund's assets in changing regulatory and investment environments. The proposed fundamental restrictions will provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval.

PROPOSED CHANGES

     The following is the text and a summary description of the proposed changes to the Fund's fundamental restrictions. Shareholders may request from the Fund a copy of the Fund's Statement of Additional Information for the text of the Fund's existing fundamental restrictions, by calling 1-800-347-4246.

     With respect to each existing or proposed fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction.

A. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION

  Proposed Change:

     Upon the approval of Proposal 2A, the existing fundamental restriction with regard to issuer diversification would be changed to read as follows:

     The fund is a "diversified company" as defined in the 1940 Act. The fund will not purchase the securities of any issuer if, as a result, the fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act laws and interpretations") or except to the extent that the fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions). In complying with this restriction, however, the fund may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions.

  Discussion:

     The Fund's current fundamental restriction on portfolio diversification lists the percentage standards set forth in the 1940 Act for a diversified fund. In order to qualify as a diversified investment company under the 1940 Act, the Fund may not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies. The proposed modified policy adopts the same 1940 Act standards. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act laws, interpretations, and exemptions change.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Fund:

     In complying with the fundamental restriction regarding issuer diversification, the fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
     (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an AIM fund), subject to the terms and conditions of any exemptive orders issued by the SEC.

B. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND BORROWING MONEY

  Proposed Change:

     Upon the approval of Proposal 2B, the existing fundamental restriction on issuing senior securities and borrowing money would be modified as follows:

     The fund may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions.

  Discussion:

     The Fund's current fundamental restriction limits borrowing to 33 1/3% of the Fund's total assets and prohibits the Fund from purchasing any security while any borrowings are outstanding, except that the Fund may borrow an additional 5% of the Fund's total assets for temporary or emergency purposes. The proposed changes would make the Fund's restriction on borrowing money or issuing senior securities consistent and no more limiting than required by the 1940 Act. The Board believes that changing the Fund's fundamental restriction in this manner will provide flexibility for future contingencies. However, the Board does not expect this change to have any material impact on the Fund's current operations.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Fund:

     In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The fund may borrow from banks, broker-dealers, or an AIM fund. The fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The fund may not purchase additional securities when any borrowings from banks exceed 5% of the fund's total assets.

C. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

  Proposed Change:

     Upon the approval of Proposal 2C, the existing fundamental restriction on underwriting securities would be modified as follows:

     The fund may not underwrite the securities of other issuers. This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933.

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Fund's current restriction on underwriting securities as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

D. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION

  Proposed Change:

     Upon the approval of Proposal 2D, the existing fundamental restriction on concentration would be modified as follows:

     The fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the fund's investment in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by government or political subdivisions of governments. In complying with this restriction, the fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

  Discussion:

     The Fund's current fundamental restriction limits purchases of securities so that 25% or more of the Fund's total assets would not be invested in securities of issuers having their principal business activities in the same industry, except with regard to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The proposed changes would make the Fund's restriction on concentration no more limiting than required by the 1940 Act. The Board believes that changing the Fund's fundamental restriction in this manner will provide flexibility for future contingencies. However, the Board does not currently intend the change to affect the Fund's operations, under which the Fund does not invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Fund:

     In complying with the fundamental restriction regarding industry concentration, the fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

E. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

  Proposed Change:

     Upon the approval of Proposal 2E, the existing fundamental restriction on real estate investments would be modified as follows:

     The fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Fund's current restriction on real estate investments as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

F. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES

  Proposed Change:

     Upon the approval of Proposal 2F, the existing fundamental restriction on purchasing or selling physical commodities would be modified as follows:

     The fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

  Discussion:

     The proposed change to this fundamental restriction is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds. The proposed restriction would narrow somewhat the scope of the current fundamental restriction. Whereas the current fundamental restriction prohibits the purchase or sale of physical commodities without exception, the proposed fundamental restriction permits the purchase or sale of physical commodities acquired as a result of ownership of securities or other instruments.

G. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS

  Proposed Change:

     Upon the approval of Proposal 2G, the existing fundamental restriction on making loans would be modified as follows:

     The fund may not make personal loans or loans of its assets to persons who control or are under the common control with the fund, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

  Discussion:

     The proposed change to this fundamental restriction is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds. The proposed restriction would narrow somewhat the scope of the current fundamental restriction, which prohibits the Fund from making loans, subject to substantially the same exceptions as in the proposed restriction. The proposed restriction only prohibits personal loans or loans to persons who control or are under the common control of the Fund.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Fund:

     In complying with the fundamental restriction with regard to making loans, the fund may lend up to 33 1/3% of its total assets and may lend money to another AIM fund, on such terms and conditions as the SEC may require in an exemptive order.

H. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTMENT IN INVESTMENT COMPANIES

  Proposed Change:

     Upon the approval of Proposal 2H, the existing fundamental restriction on investments in other investment companies would be modified as follows:

     The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the fund.

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Fund's current restriction on investment in investment companies as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged. However, as described in Proposal 1, the Board recommends that the Fund no longer invest in the Portfolio. The Board does not currently intend to reinstate a master-feeder structure in which the Fund would invest all of its investable assets in another fund.

     If you approve the proposed restriction, the Fund will have the ability to invest all of its assets in another open-end investment company. Because the Fund does not currently intend to do so, the following non-fundamental investment restriction will become effective for the Fund:

     Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies, and restrictions as the fund.

     REQUIRED VOTE. Approval of each of the changes contemplated by Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. If the proposed changes are approved by shareholders of the Fund at the Meeting, those changes will be effective upon appropriate disclosure being made in the Fund's Prospectus and Statement of Additional Information.

     If one or more of the changes contemplated by Proposal 2 are not approved by shareholders, the related existing fundamental restriction(s) of the Fund will continue in effect.

            --------------------------------------------------------
               THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2
            --------------------------------------------------------

                 PROPOSAL NO. 3: APPROVAL OF MAKING THE FUND'S
                      INVESTMENT OBJECTIVE NON-FUNDAMENTAL

     The current investment objective of the Fund is long-term growth of capital. The investment objective is fundamental; therefore, any change to it requires shareholder approval. The Board recommends that you approve making the Fund's investment objective non-fundamental.

     Making the Fund's investment objective non-fundamental gives the Board the flexibility to make appropriate changes to the investment objective if circumstances warrant without the commensurate expense of seeking a shareholder vote. The Board does not anticipate making changes to the investment objective of the Fund at the present time. In the event the Board were to change the Fund's investment objective, shareholders would receive notice prior to the change being implemented.

     REQUIRED VOTE. Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

            --------------------------------------------------------
              THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.
            --------------------------------------------------------

                 PROPOSAL NO. 4: RATIFICATION OF THE SELECTION
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

     At a meeting called for the purpose of such selection, the firm of PricewaterhouseCoopers LLP was selected by the Board, including the independent Board members, as the independent public accountants to audit the books and accounts of the Fund for the fiscal year ending December 31, 2000, and to include its opinion in financial statements filed with the SEC. The Board has directed the submission of this selection to the shareholders for ratification.

PricewaterhouseCoopers LLP has advised the Board that it has no financial interest in the Fund. For the fiscal year ended December 31, 1999, the professional services rendered by PricewaterhouseCoopers LLP included the issuance of an opinion on the financial statements of the Fund and an opinion on other reports of the Fund filed with the SEC. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     REQUIRED VOTE. Ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the votes cast thereon at the Meeting.

            --------------------------------------------------------
              THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4
            --------------------------------------------------------

                     INFORMATION ABOUT THE FUND'S ADVISOR,
                   ADMINISTRATOR, AND THE FUND'S DISTRIBUTOR

     AIM serves as investment advisor to the Portfolio. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the Portfolio's operations and provides investment advisory services to the Fund. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 120 investment portfolios, including the Fund, encompassing a broad range of investment objectives. A I M Distributors, Inc. ("AIM Distributors") acts as the Fund's distributor. AIM Distributors is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

                    AIM DIRECTORS AND PRINCIPAL OFFICERS(1)

-------------------   ------------------------------   ------------------------------------
NAME                         POSITION WITH AIM                 PRINCIPAL OCCUPATION
-------------------   ------------------------------   ------------------------------------
Charles T. Bauer      Director and Chairman             Director and Chairman, A I M
                                                        Management Group Inc., A I M
                                                        Capital Management, Inc., A I M
                                                        Distributors, Inc., A I M Fund
                                                        Services, Inc. and Fund Management
                                                        Company; and Executive Vice
                                                        Chairman and Director, AMVESCAP
                                                        PLC.

Gary T. Crum          Director and Senior Vice          Director and President, A I M
                      President                         Capital Management, Inc.; Director
                                                        and Executive Vice President,
                                                        A I M Management Group Inc.; and
                                                        Director, A I M Distributors, Inc.
                                                        and AMVESCAP PLC.

-------------------   ------------------------------   ------------------------------------
NAME                         POSITION WITH AIM                 PRINCIPAL OCCUPATION
-------------------   ------------------------------   ------------------------------------
Robert H. Graham      Director and President            Director, President and Chief
                                                        Executive Officer, A I M
                                                        Management Group Inc.; Director
                                                        and Senior Vice President, A I M
                                                        Capital Management, Inc., A I M
                                                        Distributors, Inc., A I M Fund
                                                        Services, Inc. and Fund Management
                                                        Company; and Director and Chief
                                                        Executive Officer, Managed
                                                        Products, AMVESCAP PLC.

Dawn M. Hawley        Director, Senior Vice President   Senior Vice President, Chief
                      and Treasurer                     Financial Officer, and Treasurer,
                                                        A I M Management Group Inc.; Vice
                                                        President and Treasurer, A I M
                                                        Capital Management, Inc., A I M
                                                        Distributors, Inc., A I M Fund
                                                        Services, Inc. and Fund Management
                                                        Company.

Carol F. Relihan      Director, Senior Vice             Senior Vice President, General
                      President, General Counsel and    Counsel and Secretary, A I M
                      Secretary                         Management Group Inc.; Director,
                                                        Vice President and General
                                                        Counsel, Fund Management Company;
                                                        Vice President and General
                                                        Counsel, A I M Fund Services,
                                                        Inc.; and Vice President, A I M
                                                        Capital Management, Inc. and A I M
                                                        Distributors, Inc.
-------------------   ------------------------------   ------------------------------------

(1) Each director and the principal officer may be reached at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     AIM and AIM Distributors are each indirect wholly-owned subsidiaries of AMVESCAP PLC, which is an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia. AMVESCAP PLC is located at 11 Devonshire Square, London, EC2M 4YR, England.

                     ADDITIONAL INFORMATION ABOUT THE FUND

     For more information with respect to the Trust and the Fund, please refer to the Fund's Prospectus and Statement of Additional Information included in the Trust's Registration Statement (SEC file No. 2-57526), and the most recent annual and semi-annual reports to shareholders. These documents and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza,

450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at the prescribed rates. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding the Trust, the Fund, and other registrants that file electronically with the SEC.

                              GENERAL INFORMATION

SOLICITATION OF PROXIES

     The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. The Trust may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers of the Trust and employees of AIM and its affiliates, without additional compensation, may solicit Proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Trust.

     The Trust has retained Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist in the solicitation of proxies. You may receive a telephone call from this firm concerning this proxy solicitation. The Trust estimates that SCC will be paid fees of approximately $12,100. In addition, SCC will be paid for its expenses incurred; the amount of these expenses will depend on the nature and extent of the services provided in connection with the solicitation.

     THE BOARD DOES NOT KNOW OF ANY MATTERS TO BE PRESENTED AT THE MEETING OTHER THAN THOSE DESCRIBED IN THIS PROXY STATEMENT, BUT SHOULD ANY OTHER MATTER REQUIRING A VOTE OF SHAREHOLDERS ARISE, THE PROXYHOLDERS WILL VOTE THEREON ACCORDING TO THEIR BEST JUDGMENT IN THE INTERESTS OF THE FUND.

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of AIM Funds, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion. Normally, there will be no annual meeting of shareholders in any year, except as required under the 1940 Act.

REPORTS TO SHAREHOLDERS

     THE TRUST WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE AND UPON REQUEST, A COPY OF THE MOST RECENT ANNUAL REPORT AND A COPY OF THE MOST RECENT SEMI-ANNUAL REPORT FOLLOWING SUCH ANNUAL REPORT OF THE FUND. REQUESTS FOR SUCH REPORTS MAY BE MADE BY WRITING TO THE TRUST AT 11 GREENWAY PLAZA, SUITE 100, HOUSTON, TEXAS 77046, OR BY CALLING (800) 347-4246.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                    By Order of the Board,

                                                    /s/ SAMUEL D. SIRKO

                                                    Samuel D. Sirko
                                                    Secretary

April 25, 2000

                                                                       EXHIBIT A

                               AIM GROWTH SERIES

                  FORM OF MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this           day of           ,           , by and
between AIM GROWTH SERIES, a DELAWARE BUSINESS TRUST (THE "TRUST") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest in the Trust, and as of the date of this Agreement, the Board of Trustees has created six separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commis-sions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or directors of the Trust, and that officers or directors of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2001, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as Trust trustees), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.


Attest:                                  AIM GROWTH SERIES
                                         (a Delaware business trust)
---------------------------------------
Assistant Secretary                      By:
(Seal)                                   --------------------------------------
                                             President

Attest:                                  A I M Advisors, Inc.
---------------------------------------  By:
Assistant Secretary
                                         --------------------------------------
(Seal)                                       President

                                   APPENDIX A

                           FUNDS AND EFFECTIVE DATES

                                                  EFFECTIVE DATE OF
NAME OF FUND                                      ADVISORY AGREEMENT
------------                                      ------------------
AIM Basic Value Fund                                 June 5, 2000

                                   APPENDIX B

                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                                BASIC VALUE FUND

NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $500 million..........................................      0.725%
Next $500 million...........................................      0.700%
Next $500 million...........................................      0.675%
Excess over $1.5 billion....................................       0.65%

                                                                       EXHIBIT B

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as the Fund.

                                                                  FEE WAIVERS, EXPENSE
                                                  TOTAL NET        LIMITATIONS AND/OR
                                               ASSETS FOR THE           EXPENSE
                            ANNUAL RATE         MOST RECENTLY    REIMBURSEMENTS FOR THE
                         (BASED ON AVERAGE        COMPLETED          MOST RECENTLY
NAME OF FUND             DAILY NET ASSETS)       FISCAL YEAR     COMPLETED FISCAL YEAR
------------             -----------------     ---------------   ----------------------
AIM Aggressive Growth
  Fund...............  0.80% of the first      $ 2,840,171,882   N/A
                       $150 million; 0.625%
                       of the excess over
                       $150 million
AIM Capital
  Development Fund...  0.75% of the first      $ 1,084,854,198   N/A
                       $350 million; 0.625%
                       of the excess over
                       $350 million
AIM Constellation
  Fund...............  1.00% of the first      $15,288,481,794   Waive 0.025% of
                       $30 million; 0.75%                        advisory fee on
                       over $30 million up                       average net assets in
                       to $150 million;                          excess of $2 billion
                       0.625% of the excess
                       over $150 million
AIM Dent Demographic
  Trends Fund........  0.85% of the first $2   $   392,908,501   Waive 0.05% of
                       billion; 0.80% of the                     advisory fee on
                       excess over $2                            average net assets
                       billion
AIM Large Cap Growth
  Fund...............  0.75% of the first $1   $    13,869,426   Waive advisory fee
                       billion; 0.70% over                       and/or reimburse
                       $1 billion up to $2                       expenses on Class A,
                       billion; 0.625% of                        Class B and Class C to
                       the excess over $2                        extent necessary to
                       billion                                   limit expenses
                                                                 (excluding interest,
                                                                 taxes, dividends on
                                                                 short sales and
                                                                 extraordinary
                                                                 expenses) of Class A
                                                                 shares to 0.85%
AIM Mid Cap Growth
  Fund...............  0.80% of the first $1              N/A*   N/A
                       billion; 0.75% of the
                       excess over $1
                       billion
---------------
* AIM Mid Cap Growth Fund commenced operations on November 1, 1999.

                                                                  FEE WAIVERS, EXPENSE
                                                  TOTAL NET        LIMITATIONS AND/OR
                                               ASSETS FOR THE           EXPENSE
                            ANNUAL RATE         MOST RECENTLY    REIMBURSEMENTS FOR THE
                         (BASED ON AVERAGE        COMPLETED          MOST RECENTLY
NAME OF FUND             DAILY NET ASSETS)       FISCAL YEAR     COMPLETED FISCAL YEAR
------------             -----------------     ---------------   ----------------------
AIM Weingarten Fund..  1.00% of the first      $ 9,600,690,471   Waive 0.025% of
                       $30 million; 0.75%                        advisory fee on
                       over $30 million up                       average net assets in
                       to $350 million;                          excess of $2 billion
                       0.625% of the excess                      to and including $3
                       over $350 million                         billion; 0.05% on
                                                                 average net assets in
                                                                 excess of $3 billion
                                                                 to and including $4
                                                                 billion and 0.075% on
                                                                 average net assets in
                                                                 excess of $4 billion
AIM Asian Growth
  Fund...............  0.95% of the first      $    42,497,099   Expense limitation  --
                       $500 million; 0.90%                       Class A, 1.92%; Class
                       of the excess over                        B, 2.80%; Class C,
                       $500 million                              2.80%
AIM European
  Development Fund...  0.95% of the first      $   178,160,567   N/A
                       $500 million; 0.90%
                       of the excess over
                       $500 million
AIM Global Aggressive
  Growth Fund........  0.90% of the first $1   $ 1,795,495,057   N/A
                       billion; 0.85% of the
                       excess over $1
                       billion
AIM Global Growth
  Fund...............  0.85% of the first $1   $   845,251,073   N/A
                       billion; 0.80% of the
                       excess over $1
                       billion
AIM International
  Equity Fund........  0.95% of the first $1   $ 3,063,733,110   Waive 0.05% of
                       billion; 0.90% of the                     advisory fee on
                       excess over $1                            average net assets in
                       billion                                   excess of $500 million
AIM Select Growth
  Fund...............  0.80% of the first      $ 1,079,458,334   N/A
                       $150 million; 0.625%
                       of the excess over
                       $150 million
AIM V.I. Aggressive
  Growth Fund........  0.80% of first $150     $    17,325,844   Expense limitation  --
                       million; 0.625% of                        1.16%
                       the excess over $150
                       million
AIM V.I. Capital
  Appreciation
  Fund...............  0.65% of first $250     $ 1,131,217,460   N/A
                       million; 0.60% of the
                       excess over $250
                       million

                                                                  FEE WAIVERS, EXPENSE
                                                  TOTAL NET        LIMITATIONS AND/OR
                                               ASSETS FOR THE           EXPENSE
                            ANNUAL RATE         MOST RECENTLY    REIMBURSEMENTS FOR THE
                         (BASED ON AVERAGE        COMPLETED          MOST RECENTLY
NAME OF FUND             DAILY NET ASSETS)       FISCAL YEAR     COMPLETED FISCAL YEAR
------------             -----------------     ---------------   ----------------------
AIM V.I. Capital
  Development Fund...  0.75% of first $350     $    11,034,931   Expense limitation  --
                       million; 0.625% of                        1.19%
                       the excess over $350
                       million
AIM V.I. Dent
  Demographic Trends
  Fund...............  0.85% of first $2       $       999,599   Expense limitation  --
                       billion; 0.80% of the                     1.40%
                       excess over $2
                       billion
AIM V.I. Growth
  Fund...............  0.65% of first $250     $   704,095,680   N/A
                       million; 0.60% of the
                       excess over $250
                       million
AIM V.I.
  International
  Equity Fund........  0.75% of first $250     $   454,059,551   N/A
                       million; 0.70% of
                       excess over $250
                       million
AIM V.I.
  Telecommunications
  Fund...............  1.00%                   $   108,427,764   N/A
AIM Summit Fund,
  Inc. ..............  1.00% of the first      $ 2,624,615,009   Expense limitation  --
                       $10 million; 0.75% of                     Class II, 1.50%
                       the next $140
                       million; 0.625% in
                       excess of $150
                       million
AIM Large Cap
  Opportunities
  Fund...............  Base fee of 1.50%;                N/A**   N/A
                       maximum annual
                       performance
                       adjustment of +/-
                       1.00%
AIM Mid Cap
  Opportunities
  Fund...............  Base fee of 1.00%;      $     4,789,875   Expense limitation  --
                       maximum annual                            Limit total operating
                       adjustment of +/-                         expenses excluding
                       1.00%                                     management fee, Rule
                                                                 12b-1 distribution
                                                                 plan fee, interest
                                                                 expense, taxes,
                                                                 dividend expenses
                                                                 attributable to
                                                                 securities sold short
                                                                 and extraordinary
                                                                 expenses: Class A,
                                                                 0.50%; Class B, 0.52%;
                                                                 Class C, 0.52%
AIM Small Cap
  Opportunities
  Fund...............  Base fee of 1.00%;      $   365,491,330   N/A
                       maximum annual
                       adjustment of +/-
                       0.75%
---------------
** AIM Large Cap Opportunities Fund commenced operations on December 30, 1999.

                                                                  FEE WAIVERS, EXPENSE
                                                  TOTAL NET        LIMITATIONS AND/OR
                                               ASSETS FOR THE           EXPENSE
                            ANNUAL RATE         MOST RECENTLY    REIMBURSEMENTS FOR THE
                         (BASED ON AVERAGE        COMPLETED          MOST RECENTLY
NAME OF FUND             DAILY NET ASSETS)       FISCAL YEAR     COMPLETED FISCAL YEAR
------------             -----------------     ---------------   ----------------------
AIM Euroland Growth
  Fund...............  First $500 million      $   541,308,192   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.65%; Class C,
                       excess over 0.90%                         2.65%
AIM Japan Growth
  Fund...............  First $500 million      $   304,533,247   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.65%; Class C,
                       excess over 0.90%                         2.65%
AIM Mid Cap Equity
  Fund...............  First $500 million      $   333,668,281   Expense limitation  --
                       0.725%; Next $500                         Limit Net Expenses:
                       million 0.70%; Next                       Class A, 1.75%; Class
                       $500 million 0.675%;                      B, 2.40%; Class C,
                       excess over 0.65%                         2.40%
AIM New Pacific
  Growth Fund........  First $500 million      $   139,121,407   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.65%; Class C,
                       excess over 0.90%                         2.65%
AIM Small Cap Growth
  Fund...............  First $500 million      $   716,060,823   Expense limitation  --
                       0.725%; Next $500                         Limit Net Expenses:
                       million 0.70%; Next                       Class A, 1.75%; Class
                       $500 million 0.675%;                      B, 2.40%; Class C,
                       excess over 0.65%*                        2.40%
AIM Global Consumer
  Products and
  Services Fund......  First $500 million      $   184,973,907   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.50%; Class C,
                       excess over 0.90%*                        2.50%
AIM Global Financial
  Services Fund......  First $500 million      $    81,913,285   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.50%; Class C,
                       excess over 0.90%*                        2.50%

                                                                  FEE WAIVERS, EXPENSE
                                                  TOTAL NET        LIMITATIONS AND/OR
                                               ASSETS FOR THE           EXPENSE
                            ANNUAL RATE         MOST RECENTLY    REIMBURSEMENTS FOR THE
                         (BASED ON AVERAGE        COMPLETED          MOST RECENTLY
NAME OF FUND             DAILY NET ASSETS)       FISCAL YEAR     COMPLETED FISCAL YEAR
------------             -----------------     ---------------   ----------------------
AIM Global Health
  Care Fund..........  First $500 million      $   462,669,291   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.50%;
                       excess over 0.90%
AIM Global
  Infrastructure
  Fund...............  First $500 million      $    45,124,457   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.50%; Class C,
                       excess over 0.90%*                        2.50%
AIM Global Resources
  Fund...............  First $500 million      $    35,998,488   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.50%; Class C,
                       excess over 0.90%*                        2.50%
AIM Global
  Telecommunications
  and Technology
  Fund...............  First $500 million      $ 1,935,476,632   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.50%; Class C,
                       excess over 0.90%                         2.50%
AIM Latin American
  Growth Fund........  First $500 million      $    88,788,170   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.50%; Class C,
                       excess over 0.90%                         2.50%
AIM Global Trends
  Fund...............  First $500 million      $    51,201,676   Expense limitation  --
                       0.975%; Next $500                         Limit Net Expenses:
                       million 0.95%; Next                       Class A, 2.00%; Class
                       $500 million 0.925%;                      B, 2.50%; Class C,
                       excess over 0.90%                         2.50%

                                                                       EXHIBIT C

                  SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Fund as of April 3, 2000, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.

                                                               PERCENT
                                                               OF CLASS
                                                                OWNED        SHARES       PERCENT OF CLASS
                          NAME AND ADDRESS      SHARES OWNED      OF          OWNED            OWNED
CLASS                      OF RECORD OWNER       OF RECORD      RECORD    BENEFICIALLY*    BENEFICIALLY*
---------------------  -----------------------  ------------   --------   -------------   ----------------
Class A..............  Merrill Lynch Pierce     383,180.104      9.20%         -0-              -0-
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund
                       Administration
                       4800 Deer Lake Dr. East
                       2nd Floor
                       Jacksonville, FL 32246

                       Trukan Co.               251,501.235      6.04%         -0-              -0-
                       P.O. Box 3699
                       Wichita, KS 67212

Class B..............  Merrill Lynch Pierce     416,521.802     14.09%         -0-              -0-
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund
                       Administration
                       4800 Deer Lake Dr. East
                       2nd Floor
                       Jacksonville, FL 32246

Class C..............  Merrill Lynch Pierce     196,921.770     27.95%         -0-              -0-
                       Fenner & Smith
                       FBO The Sole Benefit of
                       Customers
                       Attn: Fund
                       Administration
                       4800 Deer Lake Dr. East
                       2nd Floor
                       Jacksonville, FL 32246

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     To the best of the knowledge of the Trust, the beneficial ownership of shares of the Fund by officers or trustees of the Trust as a group constituted less than one percent of the outstanding shares of the Fund as of April 3, 2000.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

                    **** Control number: 999999999999 ****

                 -- Please fold and detach card at perforation before mailing --

PROXY CARD                                                            PROXY CARD
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                              AIM BASIC VALUE FUND
                       (A PORTFOLIO OF AIM GROWTH SERIES)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 31, 2000

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on May 31, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.


                                        Dated _________________________________

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                        _______________________________________


                                        _______________________________________
                                                      Signature(s)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
               THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.
               TO VOTE, FILL IN THE BOX COMPLETELY. EXAMPLE: [X]

        -- Please fold and detach card at perforation before mailing --

                                                        FOR    AGAINST   ABSTAIN
1.  To approve a new Investment Advisory Agreement      [ ]      [ ]       [ ]
    with A I M Advisors, Inc.

2. To approve changes to the fundamental investment restrictions of the Fund.

    a)  Modification of Fundamental Restriction on      [ ]      [ ]       [ ]
        Portfolio Diversification.
    b)  Modification of Fundamental Restriction on      [ ]      [ ]       [ ]
        Issuing Senior Securities and Borrowing
        Money.
    c)  Modification of Fundamental Restriction on      [ ]      [ ]       [ ]
        Underwriting Securities.
    d)  Modification of Fundamental Restriction on      [ ]      [ ]       [ ]
        Industry Concentration.
    e)  Modification of Fundamental Restriction on      [ ]      [ ]       [ ]
        Real Estate Investments.
    f)  Modification of Fundamental Restriction on      [ ]      [ ]       [ ]
        Purchasing or Selling Commodities.
    g)  Modification of Fundamental Restriction on      [ ]      [ ]       [ ]
        Making Loans.
    h)  Modification of Fundamental Restriction on      [ ]      [ ]       [ ]
        Investment in Investment Companies.

3.  To approve changing the investment objective of     [ ]      [ ]       [ ]
    the Fund so that it is non-fundamental.

4.  To ratify the selection of PricewaterhouseCoopers   [ ]      [ ]       [ ]
    LLP as independent public accountants for the fiscal year ending in 2000.

5.  IN THE DISCRETION OF SUCH PROXIES, UPON SUCH
    OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
    MEETING OR ANY ADJOURNMENT THEREOF.